FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance of (i) up to $515,464,000 principal amount of a series of junior subordinated debentures of the Corporation in exchange for, and having substantially the same terms as, up to $515,464,000 principal amount of the Corporation's 8.04% Junior Subordinated Deferrable Interest Debentures due December 1, 2026, (ii) a guarantee of the Corporation in exchange for, and having substantially the same terms as, the Guarantee of the Corporation dated November 27, 1996, with respect to $500,000,000 in liquidation value of the 8.04% Capital Securities issued by First Union Institutional Capital I, a trust created under the laws of the State of Delaware (the "Issuer"), on November 27, 1996 (the "Capital Securities"), (iii) up to $500,000,000 in liquidation value of capital securities of the Issuer in exchange for, and having substantially the same terms as, up to $500,000,000 in liquidation value of the Capital Securities, and (iv) such rights, interests and agreements covered by such Registration Statements that relate to the securities covered by the foregoing clauses (i), (ii) or (iii), and to sign any and all amendments to such Registration Statements.


          Signature           Capacity


/s/ Edward E. Crutchfield     Chairman and Chief Executive
-------------------------     Officer and Director
Edward E. Crutchfield


/s/ Robert T. Atwood          Executive Vice President and
-------------------------     Chief Financial Officer
Robert T. Atwood

/s/ James H. Hatch            Senior Vice President and
-------------------------     Controller (Principal
James H. Hatch                Accounting Officer)

     Signature                Capacity


/s/ Edward E. Barr            Director
--------------------------
Edward E. Barr

/s/ G. Alex Bernhardt         Director
--------------------------
G. Alex Bernhardt

/s/ W. Waldo Bradley          Director
--------------------------
W. Waldo Bradley

/s/ Robert J. Brown           Director
--------------------------
Robert J. Brown

/s/ Robert D. Davis           Director
--------------------------
Robert D. Davis

/s/ R. Stuart Dickson         Director
--------------------------
R. Stuart Dickson

/s/ B.F. Dolan                Director
--------------------------
B.F. Dolan

/s/ Roddey Dowd, Sr.          Director
--------------------------
Roddey Dowd, Sr.

/s/ John R. Georgius          Director
--------------------------
John R. Georgius

/s/ Arthur M. Goldberg        Director
--------------------------
Arthur M. Goldberg

     Signature                Capacity


/s/ William H. Goodwin, Jr.   Director
--------------------------
William H. Goodwin, Jr.

/s/ Brenton S. Halsey         Director
--------------------------
Brenton S. Halsey

/s/ Howard H. Haworth         Director
--------------------------
Howard H. Haworth

/s/ Frank M. Henry            Director
--------------------------
Frank M. Henry

/s/ Leonard G. Herring        Director
--------------------------
Leonard G. Herring

/s/ Juan Rodriguez Inciarte   Director
--------------------------
Juan Rodriguez Inciarte

/s/ Jack A. Laughery          Director
--------------------------
Jack A. Laughery

/s/ Max Lennon                Director
--------------------------
Max Lennon

/s/ Radford D. Lovett         Director
--------------------------
Radford D. Lovett

/s/ Joseph Neubauer           Director
--------------------------
Joseph Neubauer

     Signature                Capacity


/s/ Henry D. Perry, Jr.       Director
--------------------------
Henry D. Perry, Jr.

/s/ Randolph N. Reynolds      Director
--------------------------
Randolph N. Reynolds

/s/ Ruth G. Shaw              Director
--------------------------
Ruth G. Shaw

/s/ Charles M. Shelton, Sr.   Director
--------------------------
Charles M. Shelton, Sr.

/s/ Lanty L. Smith            Director
--------------------------
Lanty L. Smith

/s/ Anthony P. Terracciano    Director
--------------------------
Anthony P. Terracciano

/s/ Dewey L. Trogdon          Director
--------------------------
Dewey L. Trogdon

/s/ John D. Uible             Director
--------------------------
John D. Uible

/s/ B.J. Walker               Director
--------------------------
B.J. Walker

Dated: December 17, 1996
Charlotte, North Carolina

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